              SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                             DEVELOPING GROWTH (A)



(A)  AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                         _                                      _
                        |        ______________________|
FORMULA:                |       |           |
                        |  /\ n |          ERV        |
                   T  = |    \  |     -------------  | - 1
                        |     \ |           P       |
                        |      \|           |
                        |_                  _|


                  T = AVERAGE ANNUAL TOTAL RETURN
                  n = NUMBER OF YEARS
                ERV = ENDING REDEEMABLE VALUE
                  P = INITIAL INVESTMENT

                                                            (A)
  $1,000      ERV AS OF    AGGREGATE      NUMBER OF    AVERAGE ANNUAL
INVESTED-P    30-Sep-97  TOTAL RETURN      YEARS-n     TOTAL RETURN-T
----------    ---------  ------------     ---------    --------------
28-Jul-97     $1,058.30      5.83%           0.18            NA


(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE (NON STANDARD COMPUTATIONS)


(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE (NON STANDARD COMPUTATIONS)


                         _                                    _
                        |        ______________________|
FORMULA:                |       |          |
                        |  /\ n |         EV          |
                   t  = |    \  |    -------------   | - 1
                        |     \ |          P        |
                        |      \|          |
                        |_                 _|

                            EV
                  TR  = ----------   - 1
                             P


          t = AVERAGE ANNUAL TOTAL RETURN
              (NO DEDUCTION FOR APPLICABLE SALES CHARGE) n = NUMBER OF YEARS
         EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
          P = INITIAL INVESTMENT
         TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                                         (C)                          (B)
 $1,000             EV AS OF            TOTAL        NUMBER OF   AVERAGE ANNUAL
INVESTED-P         30-Sep-97          RETURN-TR       YEARS-n    TOTAL RETURN-t
----------         ---------          ---------       -------    --------------
28-Jul-97          $1,117.00            11.70%         0.18            NA


(D)     GROWTH OF $10,000*
(E)     GROWTH OF $50,000*
(F)     GROWTH OF $100,000*

FORMULA:   G= (TR+1)*P
           G= GROWTH OF INITIAL INVESTMENT
           P= INITIAL INVESTMENT
          TR= TOTAL RETURN SINCE INCEPTION


               TOTAL         (D) GROWTH OF          (E) GROWTH OF           (D) GROWTH OF
INVESTED-P    RETURN-TR   $10,000 INVESTMENT-G   $50,000 INVESTMENT-G   $100,000 INVESTMENT-G
----------    ---------   --------------------   --------------------   ---------------------
28-Jul-97       11.70           $10,584                $53,616                 $108,349


*INITIAL INVESTMENT $9,475, $48,000 & 97,000 RESPECTIVELY REFLECTS A 5.25%, 4% & 3% SALES CHARGE"

                SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                            DEVELOPING GROWTH (B)




(A)  AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                         _                                      _
                        |        ______________________|
FORMULA:                |       |           |
                        |  /\ n |          ERV        |
                   T  = |    \  |     -------------  | - 1
                        |     \ |           P       |
                        |      \|           |
                        |_                  _|


                  T = AVERAGE ANNUAL TOTAL RETURN
                  n = NUMBER OF YEARS
                ERV = ENDING REDEEMABLE VALUE
                  P = INITIAL INVESTMENT

                                                            (A)
  $1,000      ERV AS OF    AGGREGATE      NUMBER OF    AVERAGE ANNUAL
INVESTED-P    30-Sep-97  TOTAL RETURN      YEARS-n     TOTAL RETURN-T
----------    ---------  ------------     ---------    --------------
30-Sep-96     $1,114.20     11.42%            1           11.42%

30-Sep-92     $3,054.30    205.43%            5           25.02%

30-Sep-87     $3,439.50    243.95%           10           13.15%

(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE (NON STANDARD COMPUTATIONS)

                         _                                    _
                        |        ______________________|
FORMULA:                |       |          |
                        |  /\ n |         EV          |
                   t  = |    \  |    -------------   | - 1
                        |     \ |          P        |
                        |      \|          |
                        |_                 _|

                            EV
                  TR  = ----------   - 1
                             P


          t = AVERAGE ANNUAL TOTAL RETURN
              (NO DEDUCTION FOR APPLICABLE SALES CHARGE) n = NUMBER OF YEARS
         EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
          P = INITIAL INVESTMENT
         TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                                         (C)                          (B)
 $1,000             EV AS OF            TOTAL        NUMBER OF   AVERAGE ANNUAL
INVESTED-P         30-Sep-97          RETURN-TR       YEARS-n    TOTAL RETURN-t
----------         ---------          ---------       -------    --------------
30-Sep-96          $1,163.80            16.38%             1          16.38%

30-Sep-92          $3,074.30           207.43%             5          25.18%

30-Sep-87          $3,439.50           243.95%         10.00          13.15%


(D)     GROWTH OF $10,00"
(E)     GROWTH OF $50,000
(F)     GROWTH OF $100,000


FORMULA:   G= (TR+1)*P
           G= GROWTH OF INITIAL INVESTMENT
           P= INITIAL INVESTMENT
          TR= TOTAL RETURN SINCE INCEPTION


 $10,000        TOTAL         (D) GROWTH OF          (E) GROWTH OF           (D) GROWTH OF
INVESTED-P    RETURN-TR   $10,000 INVESTMENT-G   $50,000 INVESTMENT-G   $100,000 INVESTMENT-G
----------    ---------   --------------------   --------------------   ---------------------
29-Apr-83      294.93           $39,493                $197,465                $394,930

              SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                             DEVELOPING GROWTH (C)




(A)  AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                         _                                      _
                        |        ______________________|
FORMULA:                |       |           |
                        |  /\ n |          ERV        |
                   T  = |    \  |     -------------  | - 1
                        |     \ |           P       |
                        |      \|           |
                        |_                  _|


                  T = AVERAGE ANNUAL TOTAL RETURN
                  n = NUMBER OF YEARS
                ERV = ENDING REDEEMABLE VALUE
                  P = INITIAL INVESTMENT

                                                            (A)
  $1,000      ERV AS OF    AGGREGATE      NUMBER OF    AVERAGE ANNUAL
INVESTED-P    30-Sep-97  TOTAL RETURN      YEARS-n     TOTAL RETURN-T
----------    ---------  ------------     ---------    --------------
28-Jul-97     $1,105.40     10.54%          0.18            NA



(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE (NON STANDARD COMPUTATIONS)




                         _                                    _
                        |        ______________________|
FORMULA:                |       |          |
                        |  /\ n |         EV          |
                   t  = |    \  |    -------------   | - 1
                        |     \ |          P        |
                        |      \|          |
                        |_                 _|

                            EV
                  TR  = ----------   - 1
                             P


          t = AVERAGE ANNUAL TOTAL RETURN
              (NO DEDUCTION FOR APPLICABLE SALES CHARGE) n = NUMBER OF YEARS
         EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
          P = INITIAL INVESTMENT
         TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                                         (C)                          (B)
 $1,000             EV AS OF            TOTAL        NUMBER OF   AVERAGE ANNUAL
INVESTED-P         30-Sep-97          RETURN-TR       YEARS-n    TOTAL RETURN-t
----------         ---------          ---------       -------    --------------
28-Jul-97          $1,115.40            11.54%          0.18          NA


(D)     GROWTH OF $10,000
(E)     GROWTH OF $50,000
(F)     GROWTH OF $100,000

FORMULA:   G= (TR+1)*P
           G= GROWTH OF INITIAL INVESTMENT
           P= INITIAL INVESTMENT
          TR= TOTAL RETURN SINCE INCEPTION


                TOTAL         (D) GROWTH OF          (E) GROWTH OF           (D) GROWTH OF
INVESTED-P    RETURN-TR   $10,000 INVESTMENT-G   $50,000 INVESTMENT-G   $100,000 INVESTMENT-G
----------    ---------   --------------------   --------------------   ---------------------
28-Jul-97       11.54           $11,154                 $55,770               $111,540

              SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                             DEVELOPING GROWTH (D)



(A) TOTAL RETURN (NO LOAD FUND)



(B) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)

                         _                                   _
                        |        ______________________|
FORMULA:                |       |           |
                        |  /\ n |          ERV        |
                   T  = |    \  |     -------------  | - 1
                        |     \ |           P       |
                        |      \|           |
                        |_                  _|


                  T = AVERAGE ANNUAL TOTAL RETURN
                  n = NUMBER OF YEARS
                ERV = ENDING REDEEMABLE VALUE
                  P = INITIAL INVESTMENT

                                                            (A)
  $1,000      ERV AS OF    AGGREGATE      NUMBER OF    AVERAGE ANNUAL
INVESTED-P    30-Sep-97  TOTAL RETURN      YEARS-n     TOTAL RETURN-T
----------    ---------  ------------     ---------    --------------
28-Jul-97     $1,117.40     11.74%          0.18            NA


(C)     GROWTH OF $10,000
(D)     GROWTH OF $50,000
(E)     GROWTH OF $100,000


FORMULA:   G= (TR+1)*P
           G= GROWTH OF INITIAL INVESTMENT
           P= INITIAL INVESTMENT
          TR= TOTAL RETURN SINCE INCEPTION


 $10,000        TOTAL         (D) GROWTH OF          (E) GROWTH OF           (D) GROWTH OF
INVESTED-P    RETURN-TR   $10,000 INVESTMENT-G   $50,000 INVESTMENT-G   $100,000 INVESTMENT-G
----------    ---------   --------------------   --------------------   ---------------------
28-Jul-97       11.74           $11,174                $55,870                $111,740